================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 31, 2005 (DECEMBER 16, 2004)


                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            MARYLAND                333-91532                  68-0509956
(State or other jurisdiction of    (Commission              (I.R.S. Employer
 incorporation or organization)    File Number)            Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1605
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated December 22, 2004 to provide the required financial statements relating to the acquisition by the Company of the Cyprus Building, located in Englewood, Colorado (the "Cyprus Building"), as described in such Current Report.

        After reasonable inquiry, the Company is not aware of any material factors relating to the Cyprus Building that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

                                                                            Page

        (a)     Financial Statements of Businesses Acquired.

                Report of Independent Auditors................................3

                Statements of Revenues and Certain Expenses for the year
                  ended  December 31, 2003 and the nine month period
                  ended September 30, 2004....................................4

                Notes to the Statements of Revenues and Certain Expenses......5

        (b)     Pro Forma Financial Information.

                Unaudited Pro Forma Consolidated Financial Information........7

                Unaudited Pro Forma Consolidated Balance Sheet as of
                  September 30, 2004..........................................8

                Unaudited Pro Forma Consolidated Statement of Operations
                  for the nine month period ended September 30, 2004..........9

                Unaudited Pro Forma Consolidated Statement of Operations
                  for the year ended December 31, 2003.......................10

                Unaudited Notes to Pro Forma Consolidated Financial
                  Statements.................................................11

        (c)     Exhibits.

                None

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Directors of
Behringer Harvard REIT I, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of the Cyprus Building (the "Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Cyprus Building for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP



January 24, 2005
Dallas, Texas

                                 CYPRUS BUILDING
                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
               AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004


                                                                         NINE MONTHS
                                              YEAR ENDED                    ENDED
                                             DECEMBER 31,            SEPTEMBER 30, 2004
                                                 2003                    (UNAUDITED)
                                         ---------------------     ------------------------
Revenues:
    Rental revenue                       $          2,419,853      $             1,817,464
    Other income                                      479,217                      358,402
                                         ---------------------     ------------------------

        Total revenues                              2,899,070                    2,175,866

Expenses:
    Administrative expenses                            15,164                        1,755
    Property taxes                                    479,217                      358,402
    Property insurance                                 21,598                       20,142
    Repairs and maintenance                             6,914                        3,132
                                         ---------------------     ------------------------

        Total expenses                                522,893                      383,431
                                         ---------------------     ------------------------

Revenues in excess of certain expenses   $          2,376,177      $             1,792,435
                                         =====================     ========================


        The accompanying notes are an integral part of these statements.

                                 CYPRUS BUILDING
            NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
               AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The Statement of Revenues and Certain Expenses presents the operations of the Cyprus property (the "Property") for the year ended December 31, 2003 and the nine months ended September 30, 2004. On December 16, 2004, Behringer Harvard REIT I, Inc., (the "Company") acquired the Property, a four-story office building containing approximately 153,048 rentable square feet (unaudited) located on approximately 8.2 acres (unaudited) of land in Englewood, Colorado, a suburb of Denver. The contract purchase price of the Property, exclusive of closing costs and initial escrows was $19,800,000.

        The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Company. The statements are not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Other income is comprised of parking revenues and reimbursement income. Reimbursement income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses and parking revenues are recognized as revenues in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASES

        The minimum future rentals from tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:

                        2004                  $        2,408,885
                        2005                           2,408,885
                        2006                           2,408,885
                        2007                           2,408,885
                        2008                           1,806,664
                                              -------------------

                                 Total        $       11,442,204
                                              ===================

3.      MAJOR TENANT

        100% of all rental revenue and other income, which consists of reimbursements for recoverable operating expenses, comes from the sole tenant, Phelps Dodge Corporation.

4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

        The statement for the nine-month period ended September 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year for the operation of the Property.

                         BEHRINGER HARVARD REIT I, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


        On December 16, 2004, the Company acquired a four-story office building containing approximately 153,048 rentable square feet located on approximately
8.2 acres of land in Englewood, Colorado, a suburb of Denver (the "Cyprus Building") through Behringer Harvard Cyprus, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, the Company's operating partnership. The purchase price of the Cyprus Building was $20,645,160, including closing costs. The Company used proceeds from its public offering to pay the entire purchase price and all closing costs of the acquisition.

        In the opinion of management of the Company, all material adjustments necessary to reflect the effects of the above transaction have been made.

                         BEHRINGER HARVARD REIT I, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004

        The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the Cyprus Building as of September 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statements of Operations of the Company and the historical financial statements and notes thereto of the Company as filed in its quarterly report on Form 10-Q for the nine month period ended September 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on September 30, 2004, nor does it purport to represent the future financial position of the Company.

                                                                              PRIOR
                                                                           ACQUISITIONS
                                                     SEPTEMBER 30, 2004      PRO FORMA
                                                        AS REPORTED         ADJUSTMENTS         PRO FORMA            PRO FORMA
                                                           (a)                  (b)            ADJUSTMENTS       SEPTEMBER 30, 2004
                                                    -------------------  ------------------   --------------     -------------------
ASSETS
       REAL ESTATE
       Land                                         $                -   $               -    $   2,056,361  (c) $        2,056,361
       Building, net                                                 -                   -       15,500,115  (c)         15,500,115
       Real estate intangibles, net                                  -                   -        3,194,620  (c)          3,194,620
                                                    -------------------  ------------------   --------------     -------------------
       TOTAL REAL ESTATE                                             -                   -       20,751,096              20,751,096

       Cash and cash equivalents                            16,083,281          (6,449,729)     (20,645,160) (c)                  -
                                                                                                 11,011,608  (d)
       Restricted cash                                       6,125,434                   -                -               6,125,434
       Prepaid expenses and other assets                    21,409,010         (19,152,188)               -               2,256,822
       Investments in tenant in common interests            65,820,472          66,375,015                -             132,195,487
       Deferred financing fees, net of accumulated
          amortization of $25,841                              698,042             628,483                -               1,326,525
       Receivables from affiliates                              45,217                   -                -                  45,217
                                                    -------------------  ------------------   --------------     -------------------
TOTAL ASSETS                                        $      110,181,456   $      41,401,581    $  11,117,544      $      162,700,581
                                                    ===================  ==================   ==============     ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
       Mortgages payable                            $       38,528,417   $      41,401,581    $           -      $       79,929,998
       Dividends payable                                       425,346                   -                -                 425,346
       Accrued liabilities                                     510,030                   -          105,936  (c)            615,966
       Subscriptions for common stock                        3,633,004                   -                -               3,633,004
                                                    -------------------  ------------------   --------------     -------------------
TOTAL LIABILITIES                                           43,096,797          41,401,581          105,936              84,604,314

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
       Preferred stock, $.0001 par value per share;
          50,000,000 shares authorized, none
          outstanding                                                -                   -                -                       -
       Common stock, $.0001 par value per share;
          350,000,000 shares authorized, 7,953,912
         shares issued and outstanding                             795                   -              125  (d)                920
       Additional paid-in capital                           70,199,986                   -       11,011,483  (d)         81,211,469
       Cumulative distributions and net loss                (3,116,122)                  -                -              (3,116,122)
                                                    -------------------  ------------------   --------------     -------------------
TOTAL STOCKHOLDERS' EQUITY                                  67,084,659                   -       11,011,608              78,096,267
                                                    -------------------  ------------------   --------------     -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $      110,181,456   $      41,401,581    $  11,117,544      $      162,700,581
                                                    ===================  ==================   ==============     ===================

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Cyprus Building on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed in its quarterly report on Form 10-Q for the nine month period ended September 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                         NINE MONTHS
                                             ENDED            PRIOR          STATEMENT OF
                                         SEPTEMBER 30,     ACQUISITIONS      REVENUES AND
                                             2004            PRO FORMA         CERTAIN                              PRO FORMA
                                          AS REPORTED       ADJUSTMENTS        EXPENSES        PRO FORMA        NINE MONTHS ENDED
                                              (a)              (b)               (c)          ADJUSTMENTS       SEPTEMBER 30, 2004
                                         --------------   ---------------    ------------    -------------     -------------------
Revenue
      Rental revenue                     $           -    $            -     $ 1,817,464     $    247,336  (d) $        2,064,800
       Other income                                  -                 -         358,402                -                 358,402
                                         --------------   ---------------    ------------    -------------     -------------------
Total revenues                                       -                 -       2,175,866          247,336               2,423,202

Expenses
      Interest                                 719,257         2,819,823               -                -               3,539,080
      Property and asset management fees       100,808           553,955               -           54,524  (e)            786,706
                                                                                                   77,419  (f)
      Property operating expenses                    -                 -          23,274                -                  23,274
      Real estate taxes                              -                 -         358,402                -                 358,402
      General and administrative               684,554                 -           1,755                -                 686,309
      Depreciation and amortization                  -                 -               -        1,351,264  (g)          1,351,264
                                         --------------   ---------------    ------------    -------------     -------------------
Total expenses                               1,504,619         3,373,778         383,431        1,483,207               6,745,035
                                         --------------   ---------------    ------------    -------------     -------------------

Interest income                                147,406           (83,577)              -          (63,829) (h)                  -
                                         --------------   ---------------    ------------    -------------     -------------------

Net income (loss) before equity in
   earnings of investments in tenant
   in common interests                      (1,357,213)       (3,457,355)      1,792,435       (1,299,700)             (4,321,833)

Equity in earnings of investments
   in tenant in common interests               533,472         1,265,156               -                -               1,798,628

                                         --------------   ---------------    ------------    -------------     -------------------
Net income (loss)                        $    (823,741)   $   (2,192,199)    $ 1,792,435     $ (1,299,700)     $       (2,523,205)
                                         ==============   ===============    ============    =============     ===================

Basic and diluted weighted
   average shares outstanding                3,606,894                                          4,644,046  (i)          8,250,940

Basic and diluted loss per share         $       (0.23)                                                        $            (0.31)

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Cyprus Building on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed in its annual report on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                 YEAR ENDED       PRIOR       STATEMENT OF
                                DECEMBER 31,   ACQUISITIONS   REVENUES AND                      PRO FORMA
                                   2003         PRO FORMA       CERTAIN                         YEAR ENDED
                                AS REPORTED    ADJUSTMENTS      EXPENSES       PRO FORMA       DECEMBER 31,
                                    (a)            (b)            (c)         ADJUSTMENTS           2003
                                ------------   ------------  --------------   ------------    ---------------
Revenue
    Rental revenue              $         -    $         -   $   2,419,853    $   329,782 (d) $    2,749,635
     Other income                         -              -         479,217              -            479,217
                                ------------   ------------  --------------   ------------    ---------------
Total revenues                            -              -       2,899,070        329,782          3,228,852

Expenses
    Interest                         60,833      4,392,559               -              -          4,453,392
    Property and asset
      management feeS                10,220        831,542               -         72,596 (e)      1,017,584
                                                                                  103,226 (f)
    Property operating expenses           -              -          28,512              -             28,512
    Real estate taxes                     -              -         479,217              -            479,217
    General and administrative      240,223              -          15,164              -            255,387
    Depreciation and
      amortization                        -              -               -      1,801,685 (g)      1,801,685
                                ------------   ------------  --------------   ------------    ---------------
Total expenses                      311,276      5,224,101         522,893      1,977,507          8,035,777
                                ------------   ------------  --------------   ------------    ---------------

Interest income                       3,767         (3,767)              -              -                   -
                                ------------   ------------  --------------   ------------    ---------------

Net income (loss) before
  equity in earnings of
  investments in tenant in
  common interests                 (307,509)    (5,227,868)      2,376,177     (1,647,725)        (4,806,925)

Equity in earnings of
  investments in tenant in
  common interests                   18,176      2,044,808               -             -           2,062,984

                                ------------   ------------  --------------   ------------    ---------------
Net income (loss)               $  (289,333)   $(3,183,060)  $   2,376,177    $(1,647,725)    $   (2,743,941)
                                ============   ============  ==============   ============    ===============

Basic and diluted weighted
  average shares outstanding        142,430                                     8,108,510 (h)      8,250,940

Basic and diluted loss per
  share                         $     (2.03)                                                  $        (0.33)

                         BEHRINGER HARVARD REIT I, INC.
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

        a. Reflects the Company's historical balance sheet as of September 30, 2004.

        b. Reflects the Pro Forma acquisition of the Travis Tower and the Pratt Building as reported on Form 8-K/A dated January 31, 2005.

        c. Reflects the acquisition of the Cyprus Building by the Company for $20,645,160. The Company allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

                                 DESCRIPTION                        ALLOCATION        ESTIMATED USEFUL LIFE
                                 -----------                        ----------        ---------------------
                Land                                              $     2,056,361              -
                Building                                               15,500,115            25 years
                Below market leases                                    (1,236,682)         3.75 years
                Tenant improvements, leasing commissions
                   & legal fees                                           595,624          3.75 years
                In-place leases                                         3,835,678          3.75 years
                Tenant relationships                                            -              -
                Deferred rental revenue                                  (105,306)             -
                Other accruals                                               (630)             -
                                                                  ----------------
                                                                  $    20,645,160
                                                                  ================

                The Company allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

                The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the "as-if-vacant" value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management's estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

                The Company determines the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. The fair value of above-market and below-market leases are recorded by the Company as intangible assets and amortized as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

                The total value of identified real estate intangible assets acquired are further allocated to in-place lease values, in-place tenant improvements, in-place tenant leasing commissions and the tenant relationship based on management's evaluation of the specific characteristics of the tenant's leases and the Company's overall relationship with the tenants. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired lease, amortized through the date of acquisition. The aggregate value of the in-place lease acquired and the tenant relationship are determined by applying a fair value model. The estimates of fair value of the in-place lease includes an estimate of carrying costs during the expected lease-up period for the space considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the lease not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of fair value of the tenant relationship also include costs to execute a similar lease including leasing commissions, legal fees and tenant improvements as well as an estimate of the likelihood of renewal as determined by management.

                The Company amortizes the value of the in-place lease and in-place tenant improvements to expense over the initial term of the lease. The value of the tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should the tenant terminate its lease, the unamortized portion of the related lease intangibles would be charged to expense.

        d. The Company actually issued 4,124,166 shares of common stock during the period October 1, 2004 through December 15, 2004 for net proceeds of $36,273,009. This adjustment reflects the issuance of 1,251,319 shares for net proceeds of $11,011,608 as this is the pro forma amount necessary for the Company to complete the acquisition after September 30, 2004 from cash on hand.


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

        a. Reflects the historical operations of the Company for the nine months ended September 30, 2004.

        b. Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place, the Colorado Property, Travis Tower and the Pratt Building as reported on Form 8-K/A dated January 31, 2005.

        c. Reflects the historical revenues and certain expenses of the Cyprus Building.

        d. Reflects the amortization of the below market lease value over the remaining non-cancelable term of the lease of approximately 45 months.

        e. Reflects the property management fees associated with the Cyprus Building. The property is managed by HPT Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

        f. Reflects the asset management fees associated with the Cyprus Building. The asset is managed by HPT Management Services LP, an affiliate of the Company, for an annual asset management fee of 0.5% of the asset value.

        g. Reflects the depreciation and amortization of the Cyprus Building using the straight-line method over the estimated useful lives as follows:

                         DESCRIPTION       ALLOCATION      ESTIMATED USEFUL LIFE
                         -----------       ----------      ---------------------
                Building                   $15,500,115           25 years
                Real estate intangibles1     3,194,620          3.75 years

                (1) Included in real estate intangibles is $1,236,682 of below market lease value, which is amortized to rental income. See Note d.

        h. Reflects the reversal of interest income earned from cash on hand related to funds used to purchase the Cyprus Building.

        i. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake, the Colorado Property, the Travis Tower, the Pratt Building and the Cyprus Building. The adjustment is computed as follows:

                Cash needed to acquire St. Louis Place                             $           5,025,865
                Cash needed to acquire Enclave on the Lake                                     3,370,261
                Cash needed to acquire the Colorado Property                                  17,965,073
                Cash needed to acquire Travis Tower                                           12,758,333
                Cash needed to acquire the Pratt Building                                     12,843,584
                Cash needed to acquire the Cyprus Building                                    20,645,160
                                                                                   ----------------------
                                                                                   $          72,608,276
                                                                                   ======================

                Net cash received from each share of common stock issued           $                8.80 (1)
                                                                                   ======================

                Common stock needed to purchase St. Louis Place,
                   Enclave on the Lake, the Colorado Property, Travis Tower,
                   the Pratt Building and the Cyprus Building                                  8,250,940
                Less historical weighted average of common stock outstanding
                   at September 30, 2004                                                      (3,606,894)
                                                                                   ----------------------
                                                                                               4,644,046
                                                                                   ======================

                (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

        a. Reflects the historical operations of the Company for the year ended December 31, 2003.

        b. Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place, the Colorado Property, Travis Tower and the Pratt Building as reported on Form 8-K/A dated January 31, 2005.

        c. Reflects the historical revenues and certain expenses of the Cyprus Building.

        d. Reflects the amortization of the below market lease value over the remaining non-cancelable term of the lease of approximately 45 months.

        e. Reflects the property management fees associated with the Cyprus Building. The property is managed by HPT Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

        f. Reflects the asset management fees associated with the Cyprus Building. The asset is managed by HPT Management Services LP, an affiliate of the Company, for an annual asset management fee of 0.5% of the asset value.

        g. Reflects the depreciation and amortization of the Cyprus Building using the straight-line method over the estimated useful lives as follows:

                         DESCRIPTION       ALLOCATION      ESTIMATED USEFUL LIFE
                         -----------       ----------      ---------------------
                Building                   $15,500,115           25 years
                Real estate intangibles1     3,194,620          3.75 years

                (1) Included in real estate intangibles is $1,236,682 of below market lease value, which is amortized to rental income. See Note d.

        h. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake, the Colorado Property, Travis Tower, the Pratt Building and the Cyprus Building. The adjustment is computed as follows:

                Cash needed to acquire St. Louis Place                             $           5,025,865
                Cash needed to acquire Enclave on the Lake                                     3,370,261
                Cash needed to acquire the Colorado Property                                  17,965,073
                Cash needed to acquire Travis Tower                                           12,758,333
                Cash needed to acquire the Pratt Building                                     12,843,584
                Cash needed to acquire the Cyprus Building                                    20,645,160
                                                                                   ----------------------
                                                                                   $          72,608,276
                                                                                   ======================

                Net cash received from each share of common stock issued           $                8.80 (1)
                                                                                   ======================

                Common stock needed to purchase St. Louis Place,
                   Enclave on the Lake, the Colorado Property, Travis Tower,
                   the Pratt Building and the Cyprus Building                                  8,250,940
                Less historical weighted average of common stock outstanding
                   at December 31, 2003                                                         (142,430)
                                                                                   ----------------------
                                                                                               8,108,510
                                                                                   ======================

                (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BEHRINGER HARVARD REIT I, INC.




Dated:  January 31, 2005              By: /s/ Gary S. Bresky
                                          --------------------------------------
                                          Gary S. Bresky
                                          Chief Financial Officer and Treasurer